Exhibit 99.1
L BRANDS REPORTS FOURTH QUARTER
AND FULL-YEAR 2018 EARNINGS

- PROVIDES FIRST QUARTER AND FULL-YEAR 2019 EARNINGS GUIDANCE -

Columbus, Ohio, Feb. 27, 2019 - L Brands, Inc. (NYSE: LB) today reported 2018 fourth quarter and full-year results.

Fourth Quarter Results
Earnings per share for the 13-week fourth quarter ended Feb. 2, 2019, were $1.94 compared to $2.33 for the 14-week quarter ended Feb. 3, 2018. Thirteen-week fourth quarter operating income was $799.4 million compared to $986.6 million for the 14-week period last year, and 13-week net income was $540.1 million compared to $664.1 million for the 14-week period last year.

Reported results above include certain significant items as follows:

In 2018:

•	A pre-tax charge, principally non-cash, related to the sale of La Senza of $99.2 million, or $0.20 per share.

In 2017 (totaling to a net benefit of $0.22 per share):

•	A pre-tax charge of $45.0 million, or $0.10 per share, related to a loss on the early extinguishment of debt;

•	A tax benefit of $92.2 million, or $0.32 per share, related to new U.S. tax legislation.

Excluding these items, adjusted 13-week fourth quarter operating income was $898.7 million compared to $986.6 million for the 14-week period last year; 13-week net income was $595.2 million compared to $600.6 million for the 14-week period last year; and 13-week adjusted earnings per share were $2.14 compared to $2.11 for the 14-week period last year.

Net sales were $4.852 billion for the 13-week fourth quarter ended Feb. 2, 2019, compared to $4.823 billion for the 14 weeks ended Feb. 3, 2018. Comparable sales for the 13-week fourth quarter ended Feb. 2, 2019, increased 3 percent compared to the 13 weeks ended Feb. 3, 2018.

Full-Year Results
Earnings per share for the 52-week year ended Feb. 2, 2019, were $2.31 compared to $3.42 for the 53-week year ended Feb. 3, 2018. Fifty-two week full-year operating income was $1.237 billion compared to $1.728 billion for the 53-week period last year, and 52-week net income was $643.9 million compared to $983.0 million for the 53-week period last year.

Excluding significant items, adjusted 52-week full-year earnings per share were $2.82 compared to $3.20 for the 53-week period last year; 52-week adjusted operating income was $1.437 billion compared to $1.728

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

billion for the 53-week period last year; and 52-week adjusted net income was $786.7 million compared to $919.5 million for the 53-week period last year.

At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant items.

Net sales were $13.237 billion for the 52-week year ended Feb. 2, 2019, compared to $12.632 billion for the 53 weeks ended Feb. 3, 2018. Comparable sales for the 52 weeks ended Feb. 2, 2019, increased 3 percent compared to the 52 weeks ended Feb. 3, 2018.

2019 Outlook
The company currently expects 2019 full-year earnings per share to be between $2.20 and $2.60, including an approximately breakeven earnings per share result in the first quarter.

Earnings Call and Additional Information
Additional fourth quarter financial information, including management commentary, is currently available at www.LB.com. L Brands will conduct its fourth quarter earnings call at 9:00 a.m. Eastern on Feb. 28.  To listen, call 1-866-363-4673 (international dial-in number: 1-973-200-3978); conference ID 3398756.  For an audio replay, call 1-855-859-2056 (international replay number: 1-404-537-3406); conference ID 3398756 or log onto www.LB.com.

ABOUT L BRANDS:
L Brands, through Victoria’s Secret, PINK and Bath & Body Works, is an international company. The company operates 2,943 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are also sold in more than 650 franchised locations worldwide. The company’s products are also available online at www.VictoriasSecret.com and www.BathandBodyWorks.com.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or the fourth quarter earnings call or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or the fourth quarter earnings call or otherwise made by our company or our management:

•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, significant health hazards, environmental hazards or natural disasters;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	our ability to retain key personnel;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release or the fourth quarter earnings call to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2017 Annual Report on Form 10-K.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@lb.com	communications@lb.com

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS
FOURTH QUARTER 2018

Comparable Sales Increase (Decrease) (Stores and Direct):

	Fourth Quarter	Fourth Quarter	Year	Year
	2018	2017	2018	2017
Victoria's Secret[1]	(3%)	(1%)	(2%)	(8%)
Bath & Body Works[1]	12%	6%	11%	5%
L Brands[2]	3%	2%	3%	(3%)

1 - Results include company-owned stores in the U.S. and Canada and direct sales.
2 - Results include company-owned stores in the U.S., Canada, the U.K. and Greater China and direct sales.

Comparable Sales Increase (Decrease) (Stores Only):

	Fourth Quarter	Fourth Quarter	Year	Year
	2018	2017	2018	2017
Victoria's Secret[1]	(7%)	(6%)	(6%)	(8%)
Bath & Body Works[1]	8%	4%	8%	2%
L Brands[2]	(1%)	(2%)	(1%)	(4%)

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include company-owned stores in the U.S., Canada, the U.K. and Greater China.

Total Sales (Millions):

	Fourth Quarter 2018	Fourth Quarter 2017	Year 2018	Year 2017
	(13 weeks)	(14 weeks)	(52 weeks)	(53 weeks)
Victoria's Secret[1]	$1,849.3	$2,038.3	$5,627.9	$5,878.9
Victoria's Secret Direct	682.5	630.6	1,747.0	1,508.3
Total Victoria's Secret	$2,531.8	$2,668.9	$7,374.9	$7,387.2

Bath & Body Works[1]	$1,626.1	$1,544.6	$3,907.2	$3,589.2
Bath & Body Works Direct	324.7	249.1	723.8	558.7
Total Bath & Body Works	$1,950.8	$1,793.7	$4,631.0	$4,147.9

VS & BBW International[2]	$190.7	$170.3	$605.3	$502.4
Other	$179.0	$190.2	$625.7	$594.9
L Brands	$4,852.3	$4,823.1	$13,236.9	$12,632.4

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include retail sales from company-owned stores outside of the U.S. and Canada, royalties associated with franchised stores and wholesale sales.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

Total Company-Owned Stores:

	Stores				Stores
	Operating				Operating
	at 2/3/18	Opened	Closed	Sold	at 2/2/19
Victoria's Secret U.S.	984	2	(29)	—	957
PINK U.S.	140	1	—	—	141
Victoria's Secret Canada	39	—	—	—	39
PINK Canada	7	—	(1)	—	6
Total Victoria's Secret	1,170	3	(30)	—	1,143

Bath & Body Works U.S.	1,592	54	(27)	—	1,619
Bath & Body Works Canada	102	1	(1)	—	102
Total Bath & Body Works	1,694	55	(28)	—	1,721

Victoria's Secret U.K./Ireland	19	2	—	—	21
PINK U.K.	5	—	—	—	5
Victoria's Secret Beauty and Accessories	29	13	(4)	—	38
Victoria's Secret China	7	8	—	—	15
Total International	60	23	(4)	—	79

Henri Bendel	27	—	(27)	—	—
La Senza U.S.[1]	5	7	—	(12)	—
La Senza Canada[1]	119	—	(1)	(118)	—
Total L Brands Stores	3,075	88	(90)	(130)	2,943

1 - Business was sold to an affiliate of Regent LP on Jan. 6, 2019.

Total Noncompany-Owned Stores:

	Stores				Stores
	Operating				Operating
	at 2/3/18	Opened	Closed	Sold	at 2/2/19
Victoria's Secret Beauty & Accessories - Travel Retail	156	26	(18)	—	164
Bath & Body Works - Travel Retail	9	5	(2)	—	12
Victoria's Secret Beauty & Accessories	241	6	(28)	—	219
Victoria's Secret	32	15	—	—	47
PINK	5	4	—	—	9
Bath & Body Works	176	51	(4)	—	223
La Senza[1]	194	2	(17)	(179)	—
Total	813	109	(69)	(179)	674

1 - Business was sold to an affiliate of Regent LP on Jan. 6, 2019.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED FEBRUARY 2, 2019 AND FOURTEEN WEEKS ENDED FEBRUARY 3, 2018
(Unaudited)
(In thousands except per share amounts)
	2018	2017
Net Sales	$4,852,309	$4,823,105
Costs of Goods Sold, Buying and Occupancy	(2,884,629)	(2,782,769)
Gross Profit	1,967,680	2,040,336
General, Administrative and Store Operating Expenses	(1,068,990)	(1,053,697)
Loss on Divestiture of La Senza	(99,242)	—
Operating Income	799,448	986,639
Interest Expense	(92,812)	(106,313)
Other Income (Loss)	4,390	(38,146)
Income Before Income Taxes	711,026	842,180
Provision for Income Taxes	170,944	178,108
Net Income	$540,082	$664,072

Net Income Per Diluted Share	$1.94	$2.33

Weighted Average Shares Outstanding	277,935	284,546

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
FIFTY-TWO WEEKS ENDED FEBRUARY 2, 2019 AND FIFTY-THREE WEEKS ENDED FEBRUARY 3, 2018
(Unaudited)
(In thousands except per share amounts)
	2018	2017
Net Sales	$13,236,878	$12,632,431
Costs of Goods Sold, Buying and Occupancy	(8,338,071)	(7,673,007)
Gross Profit	4,898,807	4,959,424
General, Administrative and Store Operating Expenses	(3,562,778)	(3,231,035)
Loss on Divestiture of La Senza	(99,242)	—
Operating Income	1,236,787	1,728,389
Interest Expense	(384,728)	(405,988)
Other Income (Loss)	5,124	(10,029)
Income Before Income Taxes	857,183	1,312,372
Provision for Income Taxes	213,300	329,386
Net Income	$643,883	$982,986

Net Income Per Diluted Share	$2.31	$3.42

Weighted Average Shares Outstanding	278,840	287,062

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED FINANCIAL INFORMATION
(Unaudited)
(In thousands except per share amounts)

	Fourth Quarter		Year-to-Date
	2018	2017	2018	2017
Details of Special Items - Income (Expense)
Victoria's Secret Store Asset Impairment	$—	$—	$(80,878)	$—
Henri Bendel Closure Costs	—	—	(20,310)	—
Loss on Divestiture of La Senza	(99,242)	—	(99,242)	—
Special Items included in Operating Income	(99,242)	—	(200,430)	—
Loss on Extinguishment of Debt	—	(44,985)	—	(44,985)
Special Items included in Other Income (Loss)	—	(44,985)	—	(44,985)
Tax Benefit related to Changes in U.S. Tax Legislation	—	92,221	—	92,221
Tax Effect of Special Items included in Operating Income and Other Income (Loss)	44,117	16,225	57,580	16,225
Special Items included in Net Income	$(55,125)	$63,461	$(142,850)	$63,461
Special Items included in Earnings Per Diluted Share	$(0.20)	$0.22	$(0.51)	$0.22

Reconciliation of Reported Operating Income to Adjusted Operating Income
Reported Operating Income	$799,448	$986,639	$1,236,787	$1,728,389
Special Items included in Operating Income	99,242	—	200,430	—
Adjusted Operating Income	$898,690	$986,639	$1,437,217	$1,728,389

Reconciliation of Reported Net Income to Adjusted Net Income
Reported Net Income	$540,082	$664,072	$643,883	$982,986
Special Items included in Net Income	55,125	(63,461)	142,850	(63,461)
Adjusted Net Income	$595,207	$600,611	$786,733	$919,525

Reconciliation of Reported Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share
Reported Earnings Per Diluted Share	$1.94	$2.33	$2.31	$3.42
Special Items included in Earnings Per Diluted Share	0.20	(0.22)	0.51	(0.22)
Adjusted Earnings Per Diluted Share	$2.14	$2.11	$2.82	$3.20

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
NOTES TO RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

The “Adjusted Financial Information” provided in the attached reflects the following non-GAAP financial measures:

Fiscal 2018

In the fourth quarter of 2018, adjusted results exclude the following:

•	A $99.2 million ($55.1 million net of tax of $44.1 million) loss on the sale of La Senza to an affiliate of Regent LP.

In the third quarter of 2018, adjusted results exclude the following:

•	An $80.9 million charge ($72.7 million net of tax of $8.2 million), included in buying and occupancy expenses, related to the impairment of certain Victoria’s Secret store assets.

•
$20.3 million ($15.0 million net of tax of $5.3 million) of Henri Bendel closure costs, included in buying and occupancy expenses ($13.8 million) and general, administrative and store operating expenses ($6.5 million).

In the first and second quarter of 2018, there were no adjustments to results.

Fiscal 2017

In the fourth quarter of 2017, adjusted results exclude the following:

•	A $45.0 million pre-tax loss ($28.8 million net of tax of $16.2 million), included in other income (loss), associated with the early extinguishment of our June 2019 notes.

•	A $92.2 million tax benefit related to changes in U.S. tax legislation.

In the first, second and third quarters of 2017, there were no adjustments to results.

The Adjusted Financial Information should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the Company’s definition of adjusted income information may differ from similarly titled measures used by other companies. Management believes that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. While it is not possible to predict future results, management believes the adjusted information is useful for the assessment of the ongoing operations of the Company because the adjusted items are not indicative of our ongoing operations due to their size and nature. Additionally, management uses adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. The Adjusted Financial Information should be read in conjunction with the Company’s historical financial statements and notes thereto contained in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com